REGIONS MORGAN KEEGAN SELECT FUNDS

        REGIONS MORGAN KEEGAN SELECT LEADER TAX-EXEMPT MONEY MARKET FUND

                       Supplement dated September 19, 2005
                                     to the
                       Prospectus dated February 18, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS FOR REGIONS MORGAN KEEGAN SELECT FUNDS DATED FEBRUARY 18, 2005. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

In anticipation of redemptions by the relatively small number of shareholders of Regions Morgan Keegan Select LEADER Tax-Exempt Money Market Fund (the "Fund"), the Board of Trustees of Regions Morgan Keegan Select Funds has voted to terminate the Fund on October 26, 2005. Effective September 20, 2005, the Fund will be closed to new investors. On October 26, 2005, the Fund will liquidate its assets and distribute cash pro rata to remaining shareholders, if any, who have not previously redeemed all of their shares. Once the distribution is complete, the Fund's existence will terminate.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE







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